EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report of Greene County Bancshares, Inc. (the “Company”) on Form 10-K for the annual period ended December 31, 2002 (the “Report”), I, William F. Richmond, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to Greene County Bancshares, Inc. and will be retained by Greene County Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/	William F. Richmond

William F. Richmond Senior Vice President and Chief Financial Officer

Date: March 27, 2003